Exhibit 32.2
CERTIFICATION OF
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the accompanying Quarterly Report on Form 10-Q of Travere Therapeutics, Inc. (the “Company”), for the period ending March 31, 2026 (the “Report”), the undersigned officer of the Company hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 4, 2026

/s/ Christopher Cline
Christopher Cline
Chief Financial Officer
(Principal Financial Officer)